 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2020

INUVO, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32442	87-0450450
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 President Clinton Boulevard, Suite 300, Little Rock, AR 72201
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (501) 205-8508 not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common	INUV	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ¨

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 8.01.	Other Events.

The Company’s Board of Directors (the “Board”) has implemented a temporary compensation change for senior officers and employees. On April 29, 2020, the Board determined that effective May 1, 2020 certain employees with salaries in excess of $100,000 per year would be required, on a temporary basis, to forego a specified percentage of their salary ranging from 50% to 7% (the “Reduction Percentage”). To incentivize these employees, each will be granted restricted stock unit awards (each, an “Award”) pursuant to the Company’s 2017 Equity Compensation Plan. Management anticipates that these actions will reduce on-going expenses and assist the Company in achieving its short-term goals.

The participants include the Company’s Chairman and CEO, Richard Howe, Chief Financial Officer, Wallace Ruiz, and Chief Operating Officer, Trey Barrett (collectively the “Named Executive Officers”). The temporary salaries for the Named Executive Officers are as follows:

Name and Principal Position	Temporary Salary
Richard K. Howe, Chairman and Chief Executive Officer	$212,500
Wallace Ruiz, Chief Financial Officer	$200,750
Don (Trey) Barrett III	$200,000

The Awards to be issued to the effected employees will be issued at the end of each semi-monthly pay period commencing May 15, 2020. The number of shares of common stock to be issued pursuant to each Award shall be computed as follows: applicable Reduction Percentage of one one-twenty-fourth (1/24) of the employee’s annual salary prior to the reduction divided by the per share closing price of the Company’s Common stock on the NYSE American on the trading day prior to the end of each semi-monthly pay period. The Awards will vest six months after issuance at which time the shares will be issued. Except as otherwise provided in the Plan or any applicable employment agreement, the employee must remain in the employ of the Company during the vesting period and the Awards are not transferable prior to vesting.

These actions will remain in effect until June 30, 2020. The Board may modify, terminate or extend the program at its discretion.

The foregoing summary of the salary reductions and Awards are subject to, and qualified in their entirety by, the Salary Reduction Plan and form of Restricted Stock Award filed herewith, respectively, as Exhibit 10.1 and 10.2, and are incorporated herein by reference.

Additionally, the Board modified the independent director compensation program, which previously provided for a $30,000 annual cash retainer paid quarterly and annual restricted stock unit grants equivalent to $30,000 of worth of stock, eliminating the cash retainer and replacing it with quarterly restricted stock unit grants equivalent to $7,500 worth of stock vesting six months after date of issuance.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Salary Reduction Plan and Restricted Stock Unit Grant Notice
10.2	Form of Restricted Stock Unit Award

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INUVO, INC.
Date: April 29, 2020	By:	/s/ Wallace Ruiz
Wallace Ruiz, Chief Financial Officer

Exhibit 10.1

Memo

Date:	_________________, 2020
To:
From:	Wallace Ruiz, CFO
Re:	Salary Reduction Plan and Restricted Stock Unit Grant Notice

You are receiving this memo because you are an employee of Inuvo, Inc. (the “Company”). In order to reduce on-going expenses and assist the Company in achieving its short-term goals the Board of Directors determined that certain employees earning in excess of $100,000 per year are required to forego a specified percentage of their salary.

The salary reduction for you is ___% (the “Reduction Percentage”) and as of May 1, 2020 your new base salary will be $_________.

This salary reduction takes effect for the payroll period commencing May 1, 2020 and will remain in effect until June 30, 2020. The Board may modify, terminate or extend the Salary Reduction Plan at its discretion.

To incentivize the effected employees, each effected employee will be granted restricted stock units (each, an “Award”) pursuant to the Company’s 2017 Equity Compensation Plan. The Awards will be issued at the end of each semi-monthly pay period commencing with the pay period ending May 15, 2020. The number of shares of common stock to be issued pursuant to each Award shall be computed as follows: Reduction Percentage of one twenty-fourth (1/24) of the employee’s annual salary in effect prior to the salary reduction divided by the per share closing price of the Company’s Common stock on the NYSE American on the trading day prior to the end of each semi-monthly pay period. The Awards will vest six months after issuance at which time the effected employees will receive the share of common stock pursuant to the Award (“Vesting Date”). Except as otherwise provided in the Plan or any applicable employment agreement, the employee must remain in the employ of the Company during the vesting period and the Awards are not transferable prior to vesting. A copy of the Form of Restricted Stock Award is attached hereto.

Except to the extent the terms of any separate written employment contract between you and the Company may expressly provide otherwise, Company shall be under no obligation to continue your employment with the Company for any period of specific duration or on any specific terms and may terminate your employment at any time.

Please review the Form of Restricted Stock Award as well as the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and all documents subsequently filed by it with the Securities and Exchange Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Act of 1933.

ATTACHMENT I

RESTRICTED STOCK UNIT AWARD AGREEMENT
INUVO, INC.
2017 EQUITY COMPENSATION PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

Pursuant to the Restricted Stock Award Grant Notice (“Grant Notice”) and this Restricted Stock Award Agreement (collectively, the “Award”) and in consideration of your future services, Inuvo, Inc. (the “Company”) has awarded you a restricted stock award under its 2017 Equity Incentive Plan (the “Plan”) for the number of shares of the Company’s Common Stock issuable pursuant to the Award indicated in the Grant Notice.  Except where indicated otherwise, defined terms not explicitly defined in this Restricted Stock Award Agreement but defined in the Plan shall have the same definitions as in the Plan.

The details of your Award are as follows:

1.VESTING. Subject to the limitations contained herein, your Award shall vest as provided in your Grant Notice. “Vested Shares” shall mean shares issuable to you under the Award on the Vesting Date set forth in the Grant Notice. Notwithstanding the foregoing, your Award shall become vested in its entirety in the circumstances providing for accelerated vesting under the terms of any written Employment Agreement with Inuvo, Inc., if any, as it may be amended from time to time (the “Employment Agreement”) or such other applicable agreement, in each case, while your Employment Agreement is in effect. Pursuant to Section 10.2 of the Plan, the Award shall vest upon an acquisition of all of the Company’s assets or at least 50% of the combined voting power the Company’s then outstanding securities. When your Award vests, the Company shall issue the Vested Shares to you, either in the form of one or more stock certificates or as uncertificated shares in electronic form, or in any combination of the foregoing.

2. NUMBER OF SHARES. The Number of shares issuable pursuant to this grant shall be computed as follows: Reduction Percentage specified in the Grant Notice of one-twenty-fourth (1/24) of the Participant’s annual salary in effect prior to the salary reduction divided by the per share closing price of the Company’s Common stock on the NYSE American on the trading day prior to the Grant Date. The number of shares issuable pursuant to your Award may be adjusted from time to time for capitalization adjustments, as provided in the Plan. The grant of Awards pursuant to Section 2 hereof will remain in effect until June 30, 2020. The Board of Directors may terminate additional grants pursuant to Section 2 hereof at any time or extend the time period for additional grants in Section 2 at its discretion. Upon each grant of an Award hereunder the Company’s finance department shall provide a schedule of award outlining the grant calculation.

3. PAYMENT. This Award was granted in consideration of your future services to the Company and its Affiliates or in consideration of other legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

4. SECURITIES LAW COMPLIANCE. You will not be issued any shares of Common Stock under your Award unless either (a) such shares are then registered under the Securities Act or (b) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Your Award must also comply with other applicable laws and regulations governing the Award, and you will not receive such shares if the Company determines that such receipt would not be in material compliance with such laws and regulations.

5. TRANSFER RESTRICTIONS. Prior to the time that they have vested, you may not transfer, pledge, sell or otherwise dispose of the Award. Notwithstanding the foregoing, you may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of your death, shall thereafter be entitled to receive the Award as of the date of your death.

6. TERMINATION OF CONTINUOUS SERVICE. Except as may be provided in your Employment Agreement, if any, and subject to Section 1 hereof, in the event your Continuous Service terminates, all of your Award shall immediately be cancelled and of no further value.

7. RESTRICTIVE LEGENDS. The Vested Shares issued under your Award shall be endorsed with appropriate legends determined by the Company as applicable.

8. RIGHTS AS A STOCKHOLDER. Until the Award vests, you shall not have any rights or privileges of a stockholder of the Company with respect to the shares issuable pursuant to your Award.

9. AWARD NOT A SERVICE CONTRACT. Nothing in this Agreement (including, but not limited to, the vesting of your Award or the issuance of the shares issuable pursuant to your Award), the Plan or any covenant of good faith and fair dealing that may be found implicit in this Agreement or the Plan shall: (i) confer upon you any right to continue in the employ of, or in affiliation with, the Company or an Affiliate; (ii) constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or affiliation; (iii) confer any right or benefit under this Agreement or the Plan unless such right or benefit has specifically accrued under the terms of this Agreement or Plan; or (iv) deprive the Company of the right to terminate you at will and without regard to any future vesting opportunity that you may have.

10. TAX CONSEQUENCES. You agree to review with your own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. You shall rely solely on such advisors and not on any statements or representations of the Company or any of its agents. You understand that you (and not the Company) shall be responsible for your own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

11. NOTICES. Any notice or request required or permitted hereunder shall be given in writing to each of the other parties hereto and shall be deemed effectively given on the earlier of (i) the date of personal delivery, including delivery by express courier, or delivery via electronic means, or (ii) the date that is five (5) days after deposit in the United States Post Office (whether or not actually received by the addressee), by registered or certified mail with postage and fees prepaid, addressed at the following addresses, or at such other address(es) as a party may designate by ten (10) days’ advance written notice to each of the other parties hereto:

Company:

Inuvo, Inc.
Attn: Corporate Secretary
500 President Clinton Ave., Suite 300
Little Rock AR 72201

Participant: Your address as on file with the Company at the time notice is given

12.MISCELLANEOUS.

(a) The rights and obligations of the Company under your Award shall be transferable by the Company to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by, the Company’s successors and assigns.

(b) You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.

(c) You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award and fully understand all provisions of your Award.

(d) This Agreement shall be subject to all applicable laws, rules, and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.

(e) All obligations of the Company under the Plan and the Agreement shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

13. GOVERNING PLAN DOCUMENT. Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your Award and those of the Plan, the provisions of the Plan shall control.

14. CHOICE OF LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the law of the state of Nevada without regard to such state’s conflicts of law rules.

15. SEVERABILITY. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid.

Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

18. AMENDMENT. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by you and by a duly authorized representative of the Company. Notwithstanding the foregoing, this Agreement may be amended solely by the Board by a writing which specifically states that it is amending this Agreement, so long as a copy of such amendment is delivered to you, and provided that, except as otherwise expressly provided in the Plan, no such amendment materially adversely affecting your rights hereunder may be made without your written consent. Without limiting the foregoing, the Board reserves the right to change, by written notice to you, the provisions of this Agreement in any way it may deem necessary or advisable to carry out the purpose of the Award as a result of any change in applicable laws or regulations or any future law, regulation, ruling, or judicial decision, provided that any such change shall be applicable only to rights relating to that portion of the Award which is then subject to restrictions as provided herein.

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ATTACHMENT II

2017 EQUITY COMPENSATION PLAN

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